JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from January 1, 2015 to June 30, 2015

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Small Cap Growth Fund
Trade Date 1/7/2015
Issuer Synageva Biopharma Corp. (GEVA) Secondary
Cusip 87159A10
Shares 7,500
Offering Price $94.19
Spread $4.71
Cost $706,425
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.46%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / Cowen and Company / Baird / Nomura / SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Growth Fund
Trade Date 01/29/15
Issuer Shake Shack Inc. (SHAK) IPO
Cusip 81904710
Shares         31,800
Offering Price $21.00
Spread $1.47
Cost $667,800
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.67%
Syndicate Members J.P. Morgan / Morgan Stanley / Goldman, Sachs & Co. / Barclays / Jefferies / William Blair / Stifel
Fund JPMorgan Small Cap Growth Fund
Trade Date 02/12/15
Issuer Invitae Corporation (NVTA) IPO
Cusip 46185L103
Shares       138,300
Offering Price $16.00
Spread $1.12
Cost $2,212,800
Dealer Executing Trade Cowen and Company
% of Offering  purchased by firm 6.66%
Syndicate Members J.P. Morgan / Cowen and Company / Leerink Partners
Fund JPMorgan Large Cap Value Fund
Trade Date 02/26/15
Issuer American Tower Corporation (AMT) Secondary
Cusip 03027X100
Shares         17,400
Offering Price $97.00
Spread $2.57
Cost $1,687,800
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 7.04%
Syndicate Members Goldman, Sachs & Co. / BofA Merrill Lynch / Barclays / Ciitgroup / J.P. Morgan / Morgan Stanley /
RBC Capital Markets / RBS / TD Securities / BBVA / BNP Paribas / Credit Agricole CIB / EA Markets / HSBC / Macquarie Capital /
Mizuho Securities / Santander / Scotiabank / SMBC Nikko / SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Growth Fund
Trade Date 03/17/15
Issuer HubSpot, Inc. (HUBS) Secondary
Cusip 44357310
Shares         76,660
Offering Price $37.00
Spread $1.76
Cost $2,836,420
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 4.09%
Syndicate Members Morgan Stanley / J.P. Morgan / UBS Investment Bank / Pacific Crest Securities / Canaccord Genuity /
Raymond James / Needham & Company
Fund JPMorgan Small Cap Growth Fund
Trade Date 04/01/15
Issuer GoDaddy Inc. (GDDY) IPO
Cusip 38023710
Shares       231,500
Offering Price $20.00
Spread $1.20
Cost $4,630,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.73%
Syndicate Members Morgan Stanley / J.P. Morgan / Citigroup / Barclays / Deutsche Bank Securities / RBC Capital Markets /
KKR / Stifel / Piper Jaffray / Oppenheimer & Co. / JMP Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 04/16/15
Issuer Party City Holdco Inc. (PRTY) IPO
Cusip 70214910
Shares         34,500
Offering Price $17.00
Spread $1.06
Cost $586,500
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.65%
Syndicate Members Goldman, Sachs & Co. / BofA Merrill Lynch / Credit Suisse / Morgan Stanley / Barclays /
Deutsche Bank Securities / J.P. Morgan / William Blair / Stephens Inc. / Telsey Advisory Group
Fund JPMorgan Small Cap Value Fund
Trade Date 04/16/15
Issuer Virtu Financial, Inc. (VIRT) IPO
Cusip 92825410
Shares         40,500
Offering Price $19.00
Spread $1.33
Cost $769,500
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.86%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / Sandler O'Neill + Partners, L.P. / BMO Capital Markets / Citigroup /
Credit Suisse / Evercore ISI / UBS Investment Bank / Academy Securities / CIBC / Rosenblatt Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 6/3/2015
Issuer Nevro Corp.  (NVRO) Secondary
Cusip 64157F10
Shares         20,100
Offering Price $51.00
Spread $3.06
Cost $1,025,100
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.78%
Syndicate Members J.P. Morgan / Morgan Stanley / Leerink Partners / JMP Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 06/05/15
Issuer Evolent Health, Inc. (EVH) IPO
Cusip 30050B10
Shares         66,900
Offering Price $17.00
Spread $1.19
Cost $1,137,300
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.86%
Syndicate Members J.P. Morgan / Goldman, Sachs & Co. / Wells Fargo Securities / William Blair /
SunTrust Robinson Humphrey / Leerink Partners
Fund JPMorgan Small Cap Value Fund
Trade Date 06/18/15
Issuer Univar Inc. (UNVR) IPO
Cusip 91336L10
Shares       149,300
Offering Price $22.00
Spread $1.32
Cost $3,284,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.36%
Syndicate Members Deutsche Bank Securities / Goldman, Sachs & Co. / BofA Merrill Lynch / Barclays / Credit Suisse /
J.P. Morgan / Jefferies / Morgan Stanley / Citigroup / HSBC / Moelis & Company / Wells Fargo Securities / Lazard / SunTrust Robinson Humphrey / William Blair
Fund JPMorgan Small Cap Value Fund
Trade Date 06/19/15
Issuer Fogo De Chao (FOGO) IPO
Cusip 34417710
Shares         13,500
Offering Price $20.00
Spread $1.40
Cost $270,000
Dealer Executing Trade Jefferies
% of Offering  purchased by firm 1.64%
Syndicate Members Jefferies / J.P. Morgan / Credit Suisse / Deutsche Bank Securities / Piper Jaffray /
Wells Fargo Securities / Macquarie Capital
Fund JPMorgan Small Cap Growth Fund
Trade Date 06/30/15
Issuer Teladoc, Inc. (TDOC) IPO
Cusip 87918A10
Shares         55,900
Offering Price $19.00
Spread $1.33
Cost $1,062,100
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.07%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / Wells Fargo Securities / William Blair / SunTrust Robinson Humphrey